UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2022

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SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive
Spring, TX 77389
(Address of principal executive offices)(Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the shareholders elected each of the following individuals to serve on the Board of Directors for a term of one year, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows. Withheld votes have the same effect as votes against.

JOHN D. GASS	For:	919,487,881
	Withheld/Against:	6,209,999
	Nonvotes:	56,511,425

SYLVESTER P. “CHIP” JOHNSON	For:	916,714,584
	Withheld/Against:	8,983,296
	Nonvotes:	56,511,425

CATHERINE A. KEHR	For:	913,645,844
	Withheld/Against:	12,052,036
	Nonvotes:	56,511,425

GREG D. KERLEY	For:	911,443,419
	Withheld/Against:	14,254,461
	Nonvotes:	56,511,425

JON A. MARSHALL	For:	922,326,149
	Withheld/Against:	3,371,731
	Nonvotes:	56,511,425

PATRICK M. PREVOST	For:	916,702,268
	Withheld/Against:	8,995,612
	Nonvotes:	56,511,425

ANNE TAYLOR	For:	922,267,097
	Withheld/Against:	3,430,783
	Nonvotes:	56,511,425

DENIS J. WALSH III	For:	922,421,170
	Withheld/Against:	3,276,710
	Nonvotes:	56,511,425

WILLIAM J. WAY	For:	922,468,357
	Withheld/Against:	3,229,523
	Nonvotes:	56,511,425

In addition, the following proposals were voted at the Annual Meeting:

With respect to the advisory vote regarding the compensation of the Company’s named executive officers disclosed in the proxy statement, which vote is referred to as the “say-on-pay vote,” the shareholders have approved the compensation of the Company’s named executive officers, with the votes, rounded to the nearest whole share, cast as follows:

For:	899,962,285
Against:	23,803,077
Abstain:	1,932,518
Nonvotes:	56,511,425
With respect to the management proposal on the 2022 Incentive Plan as set forth in the proxy statement, the shareholders have approved the 2022 Incentive Plan, with the votes, rounded to the nearest whole share, cast as follows:

For:	892,602,012
Against:	31,597,013
Abstain:	1,498,855
Nonvotes:	56,511,425
The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2022 was approved by the shareholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	972,787,727
Against:	8,230,486
Abstain:	1,191,092
The shareholder proposal as set forth in the proxy statement to amend the Company's bylaws to give holders in the aggregate of 10% of the outstanding shares of common stock the power to call a special meeting was not approved by the shareholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	213,854,941
Against:	711,044,506
Abstain:	798,433
Nonvotes:	56,511,425

SECTION 8 - Other Events
Item 8.01 Other Events.
At the Special Meeting of the Board of Directors of the Company held immediately following the Annual Meeting, the Board of Directors of the Company re-appointed Catherine A. Kehr as Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

Dated: May 23, 2022	By:	/s/ CHRIS LACY
		Name:	Chris Lacy
		Title:	Vice President, General Counsel and Secretary